Exhibit 99.1

SHARE AND UNIT REPURCHASE AGREEMENT

THIS SHARE AND UNIT REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 3rd day of March, 2024, by and among Bumble Inc., a Delaware corporation (“Bumble”), Buzz Holdings L.P., a Delaware limited partnership (“Bumble Holdings” and, together with Bumble, the “Bumble Parties,” and each a “Bumble Party”), and the selling shareholders (the “Selling Shareholders”) and the selling unitholders (the “Selling Unitholders” and together with the Selling Shareholders, the “Sellers,” and each a “Seller”) set forth on Schedule I hereto.

RECITALS

WHEREAS, (A) each Selling Shareholder desires to sell the number of shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”) of Bumble set forth opposite such Selling Shareholder’s name on Schedule I (collectively, the “Shares”) to Bumble and (B) each Selling Unitholder desires to sell the number of limited partnership interests in Bumble Holdings set forth opposite such Selling Unitholder’s name on Schedule I (collectively, the “Units” and, together with the Shares, the “Equity Interests”) to Bumble Holdings, which Units are exchangeable for shares of Class A Common Stock on a one-for-one basis, and the Bumble Parties desire to purchase such Equity Interests from the Sellers, on the terms and conditions set forth in this Agreement (the “Repurchase Transaction”).

WHEREAS, Bumble is the general partner of Bumble Holdings.

WHEREAS, after due consideration, the special committee of the board of directors of Bumble has approved the Repurchase Transaction.

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF THE EQUITY INTERESTS

Section 1.1 Purchase. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined herein), (A) the Selling Shareholders shall sell, assign, transfer, convey and deliver to Bumble the number of Shares set forth opposite such Selling Shareholder’s name on Schedule I hereto and (B) the Selling Unitholders shall sell, assign, transfer, convey and deliver to Bumble Holdings the number of Units set forth opposite such Selling Unitholder’s name on Schedule I hereto, and the Bumble Parties shall purchase, acquire and accept such number of Equity Interests from the Sellers. The purchase price for the Equity Interests shall be $11.0968 per Equity Interest, resulting in a total purchase price of $50.0 million (the “Purchase Price”).

Section 1.2 Closing. The closing of the Repurchase Transaction (the “Closing”) shall take place on March 7, 2024, unless another time, date or manner is agreed to in writing by the Sellers and the Bumble Parties (the “Closing Date”). On the Closing Date, each Seller shall deliver or cause to be delivered to the Bumble Parties all of such Seller’s right, title and interest in and to the Equity Interests to be sold by such Seller by an appropriate method reasonably agreed to by the Bumble Parties and the Sellers, together, in each case, with all documentation reasonably necessary to transfer to the Bumble Parties right, title and interest in and to such Equity Interests. On the Closing Date, (A) Bumble shall pay to each Selling Shareholder the portion of the Purchase Price for the Shares sold by such Selling Shareholder in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Selling Shareholders to Bumble and (B) Bumble Holdings shall pay to each Selling Unitholder the portion of the Purchase Price for the Units sold by such Selling Unitholder in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Selling Unitholders to Bumble Holdings.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers hereby makes the following representations and warranties to the Bumble Parties as to itself, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date.

Section 2.1 Existence and Power.

(a) Such Seller has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or (except for filings pursuant to Section 16 or Regulation 13D under the Securities Exchange Act of 1934) filing with, any governmental authority or court, or body or arbitrator having jurisdiction over such Seller; and (ii) except as would not have an adverse effect on the ability of such Seller to consummate the transactions contemplated by this Agreement, do not and will not constitute or result in a breach, violation or default under any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which such Seller is a party or with such Seller’s organizational documents or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of such Seller or cause the acceleration or termination of any obligation or right of such Seller or any other party thereto.

Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by such Seller and, constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity.

Section 2.3 Title to the Equity Interests. Such Seller has or will have on the Closing Date good and valid title to the Equity Interests to be sold by such Seller free and clear of any lien, encumbrance, pledge, charge, security interest, mortgage, title retention agreement, option, equity or other adverse claim (other than pursuant to securities laws or agreements with the Bumble Parties), and full right, power and authority to sell, assign transfer and deliver the Equity Interests to be sold by such Seller hereunder.

Section 2.4 Sophistication of Seller. Such Seller acknowledges and agrees that, except as set forth in this Agreement, the Bumble Parties are not making any express or implied representations or warranties in connection with the Repurchase Transaction. Such Seller has such knowledge and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of making its investment decision regarding the Repurchase Transaction and of making an informed investment decision. Such Seller and/or such Seller’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Bumble Parties concerning the Equity Interests to be sold by such Seller and the Bumble Parties and all such questions have been answered to such Seller’s full satisfaction. Such Seller is not relying on the Bumble Parties with respect to the tax and other economic considerations of the Repurchase Transaction, and such Seller has relied on the advice of, or has consulted with, such Seller’s own advisors.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BUMBLE PARTIES

Each Bumble Party hereby makes the following representations and warranties to the Sellers, each of which is true and correct on the date hereof and the Closing Date and shall survive the Closing Date.

Section 3.1 Existence and Power.

(a) Each Bumble Party is a corporation or limited partnership, as applicable, that is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to execute and deliver this Agreement, to perform such Bumble Party’s obligations hereunder, and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by the Bumble Parties and the consummation by the Bumble Parties of the transactions contemplated hereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or (except for filings pursuant to the Securities Exchange Act of 1934 and the Nasdaq Stock Market LLC) filing with, any governmental authority or court, or body or arbitrator having jurisdiction over such Bumble Party; and (ii) except as would not have an adverse effect on the ability of such Bumble Party to consummate the transactions contemplated by this Agreement, do not and will not constitute or result in a breach, violation or default under, any note, bond, mortgage, deed, indenture, lien, instrument, contract, agreement, lease or license, whether written or oral, express or implied, to which such Bumble Party is a party, with such Bumble Party’s certificate of incorporation, bylaws, certificate of limited partnership, limited partnership agreement or similar organizational document, or any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of such Bumble Party or cause the acceleration or termination of any obligation or right of such Bumble Party or any other party thereto.

Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by each Bumble Party and constitutes a legal, valid and binding obligation of such Bumble Party, enforceable against such Bumble Party in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity.

ARTICLE IV

CONDITIONS TO CLOSING

The obligations of the Sellers to consummate the transactions provided for herein are subject to the fulfillment, or waiver by the Sellers on or prior to the Closing, of the conditions set forth in Section 4.1 below. The obligations of the Bumble Parties to consummate the transactions provided for herein are subject to the fulfillment, or waiver by the Bumble Parties on or prior to the Closing, of the conditions set forth in Section 4.2 below.

Section 4.1 Representations of the Bumble Parties. The representations and warranties of the Bumble Parties set forth in Article III shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, except for those breaches, if any, of such representations and warranties that in the aggregate would not have a material adverse effect upon the ability of the Bumble Parties to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

Section 4.2 Representations of the Sellers. The representations and warranties of the Sellers set forth in Article II shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, except for those breaches, if any, of such representations and warranties that in the aggregate would not have a material adverse effect upon the ability of the Sellers to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to Closing: (a) by the Bumble Parties or the Sellers if the Closing shall not have occurred on or before 11:59 PM Eastern time on March 15, 2024; or (b) by mutual prior written consent of the Bumble Parties and the Sellers; provided, however, that no party shall have the right to terminate this Agreement pursuant to clause (a) above if such party or its affiliates are at such time in material breach of this Agreement.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.1 Notice. Any notice provided for in this Agreement shall be in writing and shall be either delivered electronically, personally delivered or sent by reputable overnight courier service (charges prepaid) to the address and to the attention of the person set forth in this Agreement. Notices will be deemed to have been given hereunder when delivered personally or by e-mail, and two business days after deposit postage prepaid with a reputable overnight courier service for delivery on the next business day.

If delivered to the Bumble Parties, to:
Bumble Inc. 1105 West 41st Street
Austin, TX 78756
Attention:	Elizabeth Monteleone, Acting Chief Legal Officer
Email:	[Email Address]

With copies (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP 900 G Street, N.W.
Washington, D.C. 20001
Attention:	William R. Golden III
Katharine L. Thompson
Email:	[Email Address]; [Email Address]

Latham & Watkins LLP 140 Scott Drive
Menlo Park, CA 94025
Attention:	Tad J. Freese
Email:	[Email Address]

If to the Sellers, to:
BX Buzz ML-1 Holdco L.P.
BX Buzz ML-2 Holdco L.P.
BX Buzz ML-3 Holdco L.P.
BX Buzz ML-4 Holdco L.P.
BX Buzz ML-5 Holdco L.P.
BX Buzz ML-6 Holdco L.P.
BX Buzz ML-7 Holdco L.P. c/o Blackstone Inc. 345 Park Avenue
New York, NY, 10154
Attention:	Drummond Rice, Managing Director and Head of Equity Capital Markets
Email:	[Email Address]

With a copy (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP 825 Eighth Avenue
New York, NY 10019
Attention:	Scott Bennett
Email:	[Email Address]

Section 6.2 Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Repurchase Transaction embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 6.3 Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

Section 6.4 Counterparts. This Agreement may be signed in one or more counterparts (which may be delivered in original form, facsimile, electronically or “pdf” file thereof), each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 6.5 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without giving effect to principles of conflicts of laws. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement or any transaction contemplated hereby.

Section 6.6 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 6.7 Release. Except in respect of any claim of a breach of this Agreement, (i) the Sellers do hereby release each Bumble Party, its stockholders, its affiliates and successors, and all of such Bumble Party’s directors, officers, employees and agents, and agree to hold them, and each of them, harmless from any and all claims or causes of action that the Sellers may now have or know about, or hereafter may learn about, arising out of or in any way connected with the Repurchase Transaction, and the Sellers agree that the Sellers will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase Transaction, and (ii) the Bumble Parties do hereby release the Sellers, their respective general and limited partners, affiliates and successors, and all of the Sellers’ directors, officers, managers, members, employees and agents, and the Bumble Parties agree that the Bumble Parties will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the Repurchase Transaction. The parties acknowledge that the foregoing release includes, but is not limited to, any claim arising under any federal, state, or local law, whether statutory or judicial, or ordinance, or any administrative regulation. For the avoidance of doubt, the foregoing release will not affect any separate agreements between the parties regarding indemnification, including the indemnification provisions in Sections 3.1 and 3.2 of the Registration Rights Agreement dated as of February 10, 2021, by and among Bumble and the other parties thereto.

Section 6.8 Waiver; Consent. This Agreement and its terms may not be changed, amended, waived, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto.

Section 6.9 No Broker. Each party represents to the other party that it has not engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement.

Section 6.10 Further Assurances. Each party hereto hereby agrees to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions consistent with the terms of this Agreement as may be reasonably necessary in order to accomplish the transactions contemplated by this Agreement.

Section 6.11 Costs and Expenses. Each party hereto shall pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

Section 6.12 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(Signatures appear on the next page.)

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

BUMBLE PARTIES:

BUMBLE INC.

By:	/s/ Anuradha Subramanian
Name:	Anuradha Subramanian
Title:	Chief Financial Officer

BUZZ HOLDINGS L.P.
By: Bumble Inc., its general partner

By:	/s/ Anuradha Subramanian
Name:	Anuradha Subramanian
Title:	Chief Financial Officer

SELLERS:

BX BUZZ ML-1 HOLDCO L.P.
By: BX Buzz ML-1 GP LLC, its general partner

By:	/s/ Shaina Ramsey
Name:	Shaina Ramsey
Title:	Vice President and Treasurer

BX BUZZ ML-2 HOLDCO L.P.
By: BX Buzz ML-2 GP LLC, its general partner

By:	/s/ Shaina Ramsey
Name:	Shaina Ramsey
Title:	Vice President and Treasurer

[Signature Page to Share and Unit Repurchase Agreement]

BX BUZZ ML-3 HOLDCO L.P.
By: BX Buzz ML-3 GP LLC, its general partner

By:	/s/ Shaina Ramsey
Name:	Shaina Ramsey
Title:	Vice President and Treasurer

BX BUZZ ML-4 HOLDCO L.P.
By: BX Buzz ML-4 GP LLC, its general partner

By:	/s/ Shaina Ramsey
Name:	Shaina Ramsey
Title:	Vice President and Treasurer

BX BUZZ ML-5 HOLDCO L.P.
By: BX Buzz ML-5 GP LLC, its general partner

By:	/s/ Shaina Ramsey
Name:	Shaina Ramsey
Title:	Vice President and Treasurer

BX BUZZ ML-6 HOLDCO L.P.
By: BX Buzz ML-6 GP LLC, its general partner

By:	/s/ Shaina Ramsey
Name:	Shaina Ramsey
Title:	Vice President and Treasurer

BX BUZZ ML-7 HOLDCO L.P.
By: BX Buzz ML-7 GP LLC, its general partner

By:	/s/ Shaina Ramsey
Name:	Shaina Ramsey
Title:	Vice President and Treasurer

[Signature Page to Share and Unit Repurchase Agreement]

SCHEDULE I

SELLER	SHARES OF CLASS A COMMON STOCK TO BE SOLD TO BUMBLE	UNITS TO BE SOLD TO BUMBLE HOLDINGS
BX Buzz ML-1 Holdco L.P.	109,274	—
BX Buzz ML-2 Holdco L.P.	1,503,554	—
BX Buzz ML-3 Holdco L.P.	244,089	—
BX Buzz ML-4 Holdco L.P.	651,332	—
BX Buzz ML-5 Holdco L.P.	1,067	1,974,774
BX Buzz ML-6 Holdco L.P.	—	17,821
BX Buzz ML-7 Holdco L.P.	—	3,892

TOTAL HOLDINGS	2,509,316	1,996,487